SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 1, 2003

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of First Community Bancorp under the Securities Act of 1933, as amended.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished as part of this report:

99.1	Press release of First Community Bancorp, dated December 1, 2003, announcing the signing of a definitive agreement and plan of merger to acquire Harbor National Bank.

Item 9.	Regulation FD Disclosure.

On December 1, 2003, First Community Bancorp announced the signing of a definitive agreement and plan of merger to acquire Harbor National Bank.  Attached hereto as Exhibit 99.1 is a copy of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2003

FIRST COMMUNITY BANCORP

	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release of First Community Bancorp, dated December 1, 2003, announcing the signing of a definitive agreement and plan of merger to acquire Harbor National Bank.